Exhibit 99.1

UNION PACIFIC REPORTS RECORD QUARTER

Establishes New “Bests” for Operating Income and Operating Ratio

FOR IMMEDIATE RELEASE

All-Time Quarterly Records

•	Diluted earnings per share improved 54 percent to $1.56.

•	Operating income totaled $1.4 billion, up 46 percent.

•	Net income increased 51 percent to $778 million.

•	Operating ratio was 68.2 percent, 5.6 points better than third quarter 2009 and 1.2 points better than the previous record set in the second quarter 2010.

•	Customer Satisfaction Index of 90, up 2 points.

Omaha, Neb., October 21, 2010 – Union Pacific Corporation (NYSE: UNP) today reported 2010 third quarter net income of $778 million, or $1.56 per diluted share, compared to $514 million, or $1.01 per diluted share, in the third quarter 2009. Third quarter Operating Revenue grew 20 percent to $4.4 billion versus $3.7 billion in the third quarter 2009.

“Strong volume growth, pricing gains and operating efficiency combined to produce another record quarter for our Company,” said Jim Young, Union Pacific chairman and chief executive officer. “New ‘bests’ in both Customer Satisfaction and Operating Ratio demonstrate the solid performance of our operations. As business levels increase on our railroad, we are leveraging our capital investments, delivering on customer commitments and realizing the potential of the UP franchise.”

-more-

Third Quarter Summary

Third quarter business volumes, as measured by total revenue carloads, grew 14 percent versus 2009’s recession-affected levels as all six Union Pacific business groups reported volume growth. Quarterly operating revenue increased 20 percent in the third quarter 2010 to $4.4 billion versus $3.7 billion in the third quarter 2009. In addition:

•

All six business groups reported freight revenue growth in the quarter, up 21 percent versus third quarter 2009 to a total of $4.2 billion. Double-digit volume growth, increased fuel cost recoveries and core pricing gains all contributed to the increase.

•	Quarterly diesel fuel prices increased 20 percent from an average of $1.87 per gallon in the third quarter 2009 to an average of $2.24 per gallon in the third quarter 2010.

•

Union Pacific’s operating ratio was a best-ever 68.2 percent, 5.6 points of improvement versus 2009. Strong volume growth, ongoing efficiency initiatives and quarterly pricing gains drove this record performance.

•	A Customer Satisfaction Index of 90 was a quarterly best and 2 points better than the third quarter 2009.

•

Quarterly train speed, as reported to the Association of American Railroads, was 25.7 mph, down 6 percent versus record velocity in the third quarter 2009, reflecting the effects of Hurricane Alex and subsequent flooding in Mexico, which closed the Laredo gateway for nearly the entire month of July.

•	The Company repurchased more than 7.6 million shares in the third quarter 2010 at an average share price of $73.19, and an aggregate cost of approximately $560 million.

-more-

Summary of Third Quarter Freight Revenues

•	Automotive up 36 percent.

•	Intermodal up 34 percent.

•	Industrial Products up 25 percent.

•	Agricultural up 16 percent.

•	Chemicals up 14 percent.

•	Energy up 11 percent.

Outlook

“As the economy continues to recover, we stand ready to safely and reliably haul more freight,” Young said. “Longer term, we believe Union Pacific is positioned to provide strong value for our customers and shareholders, as the long-standing need for freight rail transportation in our nation provides us with a stable foundation as well as a platform for future growth.”

About Union Pacific

Union Pacific Corporation owns one of America’s leading transportation companies. Its principal operating company, Union Pacific Railroad, links 23 states in the western two-thirds of the country. Union Pacific serves many of the fastest-growing U.S. population centers and provides Americans with a fuel-efficient, environmentally responsible and safe mode of freight transportation. Union Pacific’s diversified business mix includes Agricultural Products, Automotive, Chemicals, Energy, Industrial Products and Intermodal. The railroad emphasizes excellent customer service and offers competitive routes from all major West Coast and Gulf Coast ports to eastern gateways. Union Pacific connects with Canada’s rail systems and is the only railroad serving all six major gateways to Mexico, making it North America’s premier rail franchise.

-more-

Supplemental financial information is attached.

Investor contact is Jennifer Hamann, (402) 544-4227.

Media contact is Donna Kush, (402) 544-3753.

****

This press release and related materials contain statements about the Corporation’s future that are not statements of historical fact, including specifically the statements under the caption “Outlook” in this press release, which include statements regarding the Corporation’s expectations with respect to economic conditions; operating performance; future revenue growth; delivering value to its customers and shareholders; and moving customer traffic safely, and reliably. These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information or statements regarding: projections, predictions, expectations, estimates or forecasts as to the Corporation’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Corporation’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors, including risk factors, could affect the Corporation’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Corporation’s Annual Report on Form 10-K for 2009, which was filed with the SEC on February 5, 2010. The Corporation updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Corporation assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Corporation does update one or more forward-looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward-looking statements. References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

###

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts,	3rd Quarter				Year-to-Date
For the Periods Ended September 30,	2010	2009	%		2010	2009	%
	(Adjusted)*				(Adjusted)*
Operating Revenues
Freight revenues	$4,187	$3,471	21%		$11,898	$9,832	21%
Other revenues	221	200	11		657	557	18
Total operating revenues	4,408	3,671	20		12,555	10,389	21
Operating Expenses
Compensation and benefits	1,092	999	9		3,202	3,045	5
Fuel	608	466	30		1,799	1,222	47
Purchased services and materials	465	413	13		1,369	1,216	13
Depreciation	372	363	2		1,107	1,054	5
Equipment and other rents	292	290	1		864	914	(5)
Other	178	179	(1)		546	558	(2)
Total operating expenses	3,007	2,710	11		8,887	8,009	11
Operating Income	1,401	961	46		3,668	2,380	54
Other income	25	14	79		45	172	(74)
Interest expense	(153)	(156)	(2)		(460)	(447)	3
Income before income taxes	1,273	819	55		3,253	2,105	55
Income taxes	(495)	(305)	62		(1,248)	(764)	63
Net Income	$778	$514	51%		$2,005	$1,341	50%

Share and Per Share
Earnings per share - basic	$1.58	$1.02	55%		$4.01	$2.67	50%
Earnings per share - diluted	$1.56	$1.01	54		$3.98	$2.66	50
Weighted average number of shares - basic	493.0	503.1	(2)		499.8	502.9	(1)
Weighted average number of shares - diluted	497.7	507.0	(2)		504.3	505.4	-
Dividends declared per share	$0.33	$0.27	22		$0.93	$0.81	15

Operating Ratio	68.2%	73.8%	(5.6	)pts	70.8%	77.1%	(6.3	)pts
Effective Tax Rate	38.9%	37.2%	1.7	pts	38.4%	36.3%	2.1	pts

*	Certain amounts have been adjusted for the retrospective change in accounting principle for rail grinding. See page 9 for effects of the adjustments.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	3rd Quarter			Year-to-Date
For the Periods Ended September 30,	2010	2009	%	2010	2009	%
Freight Revenues (Millions)
Agricultural	$750	$649	16%	$2,178	$1,928	13%
Automotive	309	227	36	948	552	72
Chemicals	629	551	14	1,808	1,563	16
Energy	922	831	11	2,602	2,353	11
Industrial Products	697	557	25	1,987	1,634	22
Intermodal	880	656	34	2,375	1,802	32
Total	$4,187	$3,471	21%	$11,898	$9,832	21%
Revenue Carloads (Thousands)
Agricultural	229	215	7%	670	630	6%
Automotive	146	124	18	456	314	45
Chemicals	221	202	9	633	570	11
Energy	535	531	1	1,537	1,522	1
Industrial Products	282	235	20	810	686	18
Intermodal	903	728	24	2,472	2,012	23
Total	2,316	2,035	14%	6,578	5,734	15%
Average Revenue per Car
Agricultural	$3,271	$3,026	8%	$3,249	$3,062	6%
Automotive	2,114	1,827	16	2,076	1,759	18
Chemicals	2,858	2,730	5	2,858	2,742	4
Energy	1,721	1,564	10	1,692	1,546	9
Industrial Products	2,470	2,367	4	2,453	2,381	3
Intermodal	974	901	8	961	896	7
Average	$1,807	$1,706	6%	$1,809	$1,715	5%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

Millions, Except Percentages	Sep. 30, 2010	Dec. 31, 2009
		(Adjusted)*
Assets
Cash and cash equivalents	$1,358	$1,850
Other current assets	2,552	1,830
Investments	1,104	1,036
Net properties	37,749	37,202
Other assets	238	266
Total assets	$43,001	$42,184

Liabilities and Common Shareholders’ Equity
Debt due within one year	$659	$212
Other current liabilities	2,526	2,470
Debt due after one year	9,060	9,636
Deferred income taxes	11,480	11,044
Other long-term liabilities	1,840	2,021
Total liabilities	25,565	25,383
Total common shareholders’ equity	17,436	16,801
Total liabilities and common shareholders’ equity	$43,001	$42,184

Debt to Capital	35.8%	37.0%
Adjusted Debt to Capital**	44.0%	46.1%

*	Certain amounts have been adjusted for the retrospective change in accounting principle for rail grinding. See page 9 for the effects of the adjustments.

**	Adjusted Debt to Capital is a non-GAAP measure; however, we believe that it is important in evaluating our financial performance. See page 8 for a reconciliation to GAAP.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions,	Year-to-Date
For the Periods Ended September 30,	2010	2009
		(Adjusted)*
Operating Activities
Net income	$2,005	$1,341
Depreciation	1,107	1,054
Deferred income taxes and unrecognized tax benefits	433	310
Other - net	(825)	(506)
Cash provided by operating activities	2,720	2,199

Investing Activities
Capital investments	(1,686)	(1,808)
Other - net	13	90
Cash used in investing activities	(1,673)	(1,718)

Financing Activities
Debt issued	894	843
Common shares repurchased	(1,019)	-
Debt repaid	(933)	(826)
Dividends paid	(438)	(408)
Other - net	(43)	96
Cash used in financing activities	(1,539)	(295)

Net Change in Cash and Cash Equivalents	(492)	186
Cash and cash equivalents at beginning of year	1,850	1,249
Cash and Cash Equivalents End of Period	$1,358	$1,435

Free Cash Flow**
Cash provided by operating activities	$2,720	$2,199
Receivables securitization facility***	400	184
Cash provided by operating activities excluding receivables securitization facility	3,120	2,383
Cash used in investing activities	(1,673)	(1,718)
Dividends paid	(438)	(408)
Free cash flow	$1,009	$257

*	Certain amounts have been adjusted for the retrospective change in accounting principle for rail grinding. See page 9 for the effects of the adjustment.

**	Free cash flow is a non-GAAP measure; however, we believe that it is important in evaluating our financial performance and measures our ability to generate cash without incurring additional financing.

***

Effective January 1, 2010, new accounting guidance requires us to account for receivables transferred under our receivables securitization facility as secured borrowings in our Condensed Consolidated Statements of Financial Position and as financing activities in our Condensed Consolidated Statements of Cash Flows. The receivables securitization facility line in the above table is included in our free cash flow calculation to adjust cash provided by operating activities as though our receivables securitization facility had been accounted for under the new accounting guidance for all periods presented.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	3rd Quarter				Year-to-Date
For the Periods Ended September 30,	2010	2009	%		2010	2009	%
Operating/Performance Statistics
Gross ton-miles (GTMs) (millions)	239,541	218,810	9%		692,313	626,242	11%
Employees (average)	43,375	43,248	-		42,692	43,989	(3)
GTMs (millions) per employee	5.52	5.06	9		16.22	14.24	14
Customer satisfaction index	90	88	2	pts	89	87	2	pts

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$2.24	$1.87	20%		$2.23	$1.65	35%
Fuel consumed in gallons (millions)	261	242	8		781	723	8
Fuel consumption rate*	1.092	1.107	(1)		1.129	1.155	(2)

AAR Reported Performance Measures
Average train speed (miles per hour)	25.7	27.4	(6	) %	26.1	27.3	(4	) %
Average terminal dwell time (hours)	25.0	24.5	2		25.3	24.4	4
Average rail car inventory (thousands)	274.4	281.5	(3)		275.7	283.2	(3)

Revenue Ton-Miles (Millions)
Agricultural	22,062	19,563	13%		64,261	58,484	10%
Automotive	2,984	2,619	14		9,441	6,566	44
Chemicals	13,956	12,544	11		40,614	36,024	13
Energy	59,331	57,391	3		168,346	164,134	3
Industrial Products	15,687	13,479	16		45,507	39,444	15
Intermodal	20,489	18,411	11		59,457	51,009	17
Total	134,509	124,007	8%		387,626	355,661	9%

*	Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2010
Millions, Except Per Share Amounts and Percentages	1st Qtr	2nd Qtr	3rd Qtr	Year-to-Date
Operating Revenues
Freight revenues	$3,755	$3,956	$4,187	$11,898
Other revenues	210	226	221	657
Total operating revenues	3,965	4,182	4,408	12,555
Operating Expenses
Compensation and benefits	1,059	1,051	1,092	3,202
Fuel	583	608	608	1,799
Purchased services and materials	432	472	465	1,369
Depreciation	367	368	372	1,107
Equipment and other rents	290	282	292	864
Other	246	122	178	546
Total operating expenses	2,977	2,903	3,007	8,887
Operating Income	988	1,279	1,401	3,668
Other income	1	19	25	45
Interest expense	(155)	(152)	(153)	(460)
Income before income taxes	834	1,146	1,273	3,253
Income tax expense	(318)	(435)	(495)	(1,248)
Net Income	$516	$711	$778	$2,005

Share and Per Share
Earnings per share - basic	$1.02	$1.42	$1.58	$4.01
Earnings per share - diluted	$1.01	$1.40	$1.56	$3.98
Weighted average number of shares - basic	504.5	501.8	493.0	499.8
Weighted average number of shares - diluted	508.7	506.5	497.7	504.3
Dividends declared per share	$0.27	$0.33	$0.33	$0.93

Operating Ratio	75.1%	69.4%	68.2%	70.8%
Effective Tax Rate	38.1%	38.0%	38.9%	38.4%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2010
	1st Qtr	2nd Qtr	3rd Qtr	Year-to-Date
Freight Revenues (Millions)
Agricultural	$730	$698	$750	$ 2,178
Automotive	305	334	309	948
Chemicals	587	592	629	1,808
Energy	844	836	922	2,602
Industrial Products	598	692	697	1,987
Intermodal	691	804	880	2,375
Total	$3,755	$3,956	$4,187	$ 11,898
Revenue Carloads (Thousands)
Agricultural	228	213	229	670
Automotive	151	159	146	456
Chemicals	203	209	221	633
Energy	516	486	535	1,537
Industrial Products	242	286	282	810
Intermodal	742	827	903	2,472
Total	2,082	2,180	2,316	6,578
Average Revenue per Car
Agricultural	$3,202	$3,277	$3,271	$ 3,249
Automotive	2,022	2,094	2,114	2,076
Chemicals	2,893	2,826	2,858	2,858
Energy	1,636	1,722	1,721	1,692
Industrial Products	2,474	2,420	2,470	2,453
Intermodal	930	974	974	961
Average	$1,804	$1,815	$1,807	$ 1,809

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Debt to Capital*

Millions, Except Percentages	Sep. 30, 2010	Dec. 31, 2009
		(Adjusted)**
Debt (a)	$9,719	$ 9,848
Equity	17,436	16,801
Capital (b)	$27,155	$ 26,649
Debt to capital (a/b)	35.8%	37.0%

*

Total debt divided by total debt plus equity. Management believes this is an important measure in evaluating our balance sheet strength and is important in managing our credit ratios and financing relationships.

**	Certain amounts have been adjusted for the retrospective change in accounting principle for rail grinding. See page 9 for the effects of the adjustments

Adjusted Debt to Capital, Reconciliation to GAAP*

Millions, Except Percentages	Sep. 30, 2010	Dec. 31, 2009
		(Adjusted)**
Debt	$9,719	$9,848
Value of sold receivables	-	400
Debt including value of sold receivables	9,719	10,248
Net present value of operating leases	3,520	3,672
Unfunded pension and OPEB	456	456
Adjusted debt (a)	$13,695	$14,376
Equity	17,436	16,801
Adjusted capital (b)	$31,131	$31,177
Adjusted debt to capital (a/b)	44.0%	46.1%

*

Total debt plus value of sold receivables plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation divided by total debt plus value of sold receivables plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation plus equity. Effective January 1, 2010, the value of the outstanding undivided interest held by investors under our receivables securitization facility is included in our Condensed Consolidated Statements of Financial Position as debt due after one year. At September 30, 2010, that amount was $100 million. Operating leases were discounted using 6.3% at September 30, 2010 and December 31, 2009. The lower discount rate reflects changes to interest rates and our current financing costs. Management believes this is an important measure in evaluating the total amount of leverage in our capital structure including off-balance sheet obligations.

**	Certain amounts have been adjusted for the retrospective change in accounting principle for rail grinding. See page 9 for the effects of the adjustments

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Impact of Retrospective Change in Accounting Principle for Rail Grinding (unaudited)

Condensed Consolidated Statements of Income

	For the Three Months Ended September 30, 2009			For the Nine Months Ended September 30, 2009
Millions, Except Per Share Amounts	As Originally Reported	Impact of Adjustment	As Adjusted	As Originally Reported	Impact of Adjustment	As Adjusted
Purchased services & materials	$403	$10	$413	$1,193	$23	$1,216
Depreciation	$367	$(4)	$363	$1,067	$(13)	$1,054
Total operating expenses	$2,704	$6	$2,710	$7,999	$10	$8,009
Operating income	$967	$(6)	$961	$2,390	$(10)	$2,380
Income before income taxes	$825	$(6)	$819	$2,115	$(10)	$2,105
Income taxes	$(308)	$3	$(305)	$(768)	$4	$(764)
Net income	$517	$(3)	$514	$1,347	$(6)	$1,341
Earnings per share - basic	$1.03	$(0.01)	$1.02	$2.68	$(0.01)	$2.67
Earnings per share - diluted	$1.02	$(0.01)	$1.01	$2.67	$(0.01)	$2.66

Condensed Consolidated Statement of Financial Position

Millions, December 31, 2009	As Originally Reported	Impact of Adjustment	As Adjusted
Net properties	$37,428	$(226)	$37,202
Total assets	$42,410	$(226)	$42,184
Deferred income taxes	$11,130	$(86)	$11,044
Total liabilities	$25,469	$(86)	$25,383
Total common shareholders’ equity	$16,941	$(140)	$16,801
Total liabilities and common shareholders’ equity	$42,410	$(226)	$42,184

Condensed Consolidated Statement of Cash Flows

	For the Nine Months Ended September 30, 2009
Millions,	As Originally Reported	Impact of Adjustment	As Adjusted
Net income	$1,347	$(6)	$1,341
Depreciation	$1,067	$(13)	$1,054
Deferred income taxes and unrecognized tax benefits	$314	$(4)	$310
Cash provided by operating activities	$2,222	$(23)	$2,199
Capital investments	$(1,831)	$23	$(1,808)
Cash used in investing activities	$(1,741)	$23	$(1,718)